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                                                              EXHIBIT 10.15(c)


                               RYDER SYSTEM, INC.

                      COMBINED NON-QUALIFIED STOCK OPTION
                                      AND
                        LIMITED STOCK APPRECIATION RIGHT
                                   AGREEMENT

THIS AGREEMENT, made as of this 21st day of October, 1994, between Ryder System, Inc., a Florida corporation ("RSI"), and ((NAME)) (the "Grantee");


                              W I T N E S S E T H:


WHEREAS, the Board of Directors of RSI has adopted and the shareholders of RSI have approved the Ryder System, Inc. 1980 Stock Incentive Plan, as amended (the "Plan"), which provides for the issuance of (i) Non-qualified Stock Options ("Non-qualified Stock Options") to purchase shares of Common Stock and (ii) Limited Stock Appreciation Rights ("Limited SARs") to key executive Employees of the Company; and

WHEREAS, the Grantee is a key executive Employee and has been selected by the Board of Directors of RSI and/or the Compensation Committee of the Board of Directors of RSI (collectively, the "Committee") to receive Non-qualified Stock Options and Limited SARs under the Plan;

NOW, THEREFORE, in consideration of the premises, RSI and the Grantee agree as follows:

                         I.  NON-QUALIFIED STOCK OPTION

Grant of Option Subject to the limitations and other terms and conditions set forth in this Agreement and the Plan, the Committee grants to the Grantee as of October 21, 1994 a Non-qualified Stock Option to purchase an aggregate of ((SHARES)) shares of RSI's Common Stock, par value $.50 per share (the "Shares"), at a price of $25.3750 per Share, the Fair Market Value on the date of grant.


Limitations on Exercise of Option Subject to the limitations and other terms and conditions set forth in this Agreement and the Plan, the Non-qualified Stock Option shall be exercisable in installments on or before October 20, 2004 as follows:

         (i) None of the Shares subject to the Non-qualified Stock Option for a period of one year from the date of grant;

         (ii) 50% of the Shares subject to the Non-qualified Stock Option on or after October 21, 1995;
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         (iii)   an additional 50% of the Shares subject to the Non-qualified
                 Stock Option on or after October 21, 1996.

Subject to the foregoing and the provisions of the Plan, any installment portion of the Non-qualified Stock Option that becomes exercisable shall thereafter accumulate and be exercisable at any time on or before the expiration of the term of the Non-qualified Stock Option on October 20, 2004.


Exercise and Payment of Option Subject to the limitations and other terms and conditions set forth in this Agreement and the Plan, the Non-qualified Stock Option, to the extent then exercisable, may be exercised in whole or in part from time-to-time by delivering written notice to RSI addressed to the Controller of RSI specifying the number of Shares the Grantee then elects to purchase under the Non-qualified Stock Option, together with the full purchase price of the Shares being purchased in cash or a certified or bank cashier's check payable to the order of RSI, or in Shares having a Fair Market Value on the date of exercise equal to the purchase price, or a combination of the foregoing having an aggregate Fair Market Value equal to the purchase price. As promptly as practicable after any such exercise, RSI will deliver to the Grantee certificates for the number of Shares with respect to which the Non-qualified Stock Option has been exercised, issued in the name of the Grantee. The exercise of a Non-qualified Stock Option shall reduce on a one-for-one basis the number of Shares subject to the related Limited SAR granted under Section II of this Agreement.


Exercise and Payment Upon a Change of Control Subject to the limitations and other terms and conditions set forth in this Agreement and the Plan:

         (i) Notwithstanding any other provision of this Agreement, pursuant to Section 7(i) of the Plan, unless otherwise determined by the Committee prior to a Change of Control, in the event of a Change of Control, the Non-qualified Stock Option granted under Section I of this Agreement, to the extent not previously exercised or expired under the terms of this Agreement and the Plan, shall become immediately exercisable in full and shall remain exercisable to the full extent of the Shares available thereunder, regardless of any installment provisions applicable thereto, for the remainder of its term, unless Section 14(a) of the Plan applies or the Grantee has been terminated for cause, in which case the Non-qualified Stock Option shall automatically terminate as of the Incumbent Board's determination pursuant to
Section 14(a) of the Plan or the Grantee's Termination Date, as appropriate.

         (ii) If the Committee so determines prior to or during the thirty day period following the occurrence of a Change of Control, the Grantee may in lieu of exercising, require RSI to purchase for cash all or any portion of the Non-qualified Stock Option granted under Section I of this Agreement, which is not otherwise exercised or expired under the terms of this Agreement and the Plan as to which no Limited SAR is then exercisable, for a period of sixty days following the occurrence of a Change of Control at the Price upon a Change of Control specified below; provided that if the Grantee is subject to Section 16(b) of the 1934 Act with respect to RSI, the Grantee must have held such Non-qualified Stock Option for at least six-months.





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Price Upon a Change of Control  Subject to the limitations and other terms and conditions set forth in this Agreement and the Plan, upon the occurrence of a Change of Control, the Price of the Limited SAR and the Non-qualified Stock Option or portions thereof as to which no Limited SAR is then exercisable, shall be the excess of the highest of:

         (i) the highest closing price of the Common Stock reported by the composite transaction reporting system for securities listed on the New York Stock Exchange within the sixty days preceding the date of exercise;

         (ii) the highest price per share of Common Stock included in a filing made by any third person, including a "group" as defined in Section 13(d)(3) of the 1934 Act, but excluding any employee benefit plan or plans of RSI and its Subsidiaries and affiliates, who becomes the beneficial owner, directly or indirectly, of twenty percent or more of the combined voting power of RSI's outstanding voting securities ordinarily having the right to vote for the election of directors of RSI, on any Schedule 13D pursuant to Section 13(d) of the 1934 Act as paid within the sixty days prior to the date of such report; and

         (iii) the value of the consideration to be received by the holders of Common Stock, expressed on a per share basis, in any liquidation or dissolution of RSI or any sale of all or substantially all of the assets of RSI, with all noncash consideration being valued in good faith by the Incumbent Board;

over the purchase price per Share at which the related Non-qualified Stock Option is exercisable, as applicable.


                      II. LIMITED STOCK APPRECIATION RIGHT


Grant of Limited SAR Subject to the limitations and other terms and conditions set forth in this Agreement and the Plan, the Committee grants to the Grantee as of October 21, 1994 a Limited SAR with respect to all Shares subject to the related Non-qualified Stock Option granted under Section I of this Agreement. Such Limited SAR shall be exercisable only in the event of a Change of Control and only if the Grantee is subject, in the opinion of counsel to RSI, to
Section 16(b) of the Securities Exchange Act of 1934 with respect to RSI at the time of the Change of Control. The Limited SAR is the right to receive an amount (the "Limited SAR Spread") equal to the product computed by multiplying
(i) the Price upon a Change of Control specified in Section I above by (ii) the number of Shares with respect to which such Limited SAR is being exercised. Limitations on Exercise of Limited SAR Subject to the limitations and other terms and conditions set forth in this Agreement and the Plan, the Limited SAR shall be exercisable only if and to the extent that the related Non-qualified Stock Option is exercisable, but no later than May 5th, 2004, the expiration date of the related Non-qualified Stock Option, provided, however, that the Limited SAR may not be exercised in any event until the expiration of six





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months from the date of grant of the Limited SAR nor more than six months after the Termination Date of the Grantee. The Limited SAR may be exercised only during the sixty day period commencing after the occurrence of a Change of Control provided, however, that if the Limited SAR has not been held by the Grantee for at least six months before the occurrence of a Change of Control, such Limited SAR may be exercised only during the sixty day period commencing upon the expiration of such six month period.

Exercise and Payment of Limited SAR Subject to the limitations and other terms and conditions set forth in this Agreement and the Plan, the Limited SAR may be exercised by delivering a written notice to RSI addressed to the Controller of RSI specifying the number of Shares with respect to which the Grantee is exercising the Limited SAR. As promptly as practicable after any such exercise, RSI will deliver to the Grantee an amount in cash equal to the Limited SAR Spread. The exercise of a Limited SAR shall reduce the number of Shares subject to the related Non-qualified Stock Option on a one-for-one basis.


                                 III.   GENERAL

Transferability of Awards No Awards or any rights or interests therein shall be assignable or transferable by the Grantee except by will or the laws of descent and distribution. During the lifetime of the Grantee, an Award shall be exercisable only by the Grantee or the Grantee's guardian or legal representative.

Notices All notices provided for in this Agreement or the Plan shall be in writing and shall be deemed to have been duly given if delivered in person or mailed by registered mail, return receipt requested:

         (a) If to RSI, at Ryder System, Inc., P. O. Box 020816, Miami, Florida 33102-0816, Attention: Controller; and

         (b) If to the Grantee, at the Grantee's business address or address appearing in the payroll records of RSI; or

         (c) At such other addresses as may be furnished to RSI or the Grantee in accordance with this paragraph.

Definitions and Interpretation Capitalized terms not otherwise defined in this Agreement are defined as in the Plan. This Agreement and the grant, exercise, adjustment, modification, cancellation and termination of the Non-qualified Stock Option and the Limited SAR, the issuance of Shares subject thereto and the payment of cash thereunder are subject in all respects to the terms of the Plan and in the event that any provision of this Agreement shall be inconsistent with the terms of the Plan, then the terms of the Plan shall govern. The Committee shall have plenary authority to interpret this Agreement and the Plan and to make all determinations deemed necessary or advisable for the administration of the Plan. The Committee's interpretations and determinations shall be conclusive.





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Acknowledgement  The Grantee acknowledges that he/she has read the entire Plan including the provisions thereof relating to termination of employment and Change of Control. Additionally, Grantee acknowledges that this Agreement is not an employment agreement between the Grantee and RSI, and RSI and the Grantee each has the right to terminate the Grantee's employment at any time for any reason whatsoever, unless there is a written employment agreement to the contrary.

Governing Law This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



Attest:                                  RSI



By:_________________________________     By: ___________________________________
      Yasmine B. Zyne                        C. Robert Campbell
      Assistant Secretary                    Executive Vice President - Human
                                             Resources and Administration




                                           _____________________________________
                                           GRANTEE

                                           _____________________________________
                                           Social Security Number





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Acknowledgement  The Grantee acknowledges that he/she has read the entire Plan including the provisions thereof relating to termination of employment and Change of Control. Additionally, Grantee acknowledges that this Agreement is not an employment agreement between the Grantee and RSI, and RSI and the Grantee each has the right to terminate the Grantee's employment at any time for any reason whatsoever, unless there is a written employment agreement to the contrary.

Governing Law This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Florida.



IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



Attest:                                  RSI

By:__________________________________    By: ___________________________________
         Edward R. Henderson                    James M. Herron
         Assistant Secretary                    Senior Executive Vice President
                                                and General Counsel



                                            ___________________________________
                                            GRANTEE

                                            ___________________________________
                                            Social Security Number





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